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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 21, 2006


                                  ORBCOMM Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                  001-33118                  41-2118289
(State or Other Jurisdiction      (Commission              (I.R.S. Employer
     of Incorporation)            File Number)            Identification No.)


                         2115 Linwood Avenue, Suite 100
                           Fort Lee, New Jersey 07024
               (Address of principal executive offices) (Zip code)


                                 (201) 363-4900
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

On November 21, 2006, ORBCOMM Inc. (the "Company") released its earnings for the third fiscal quarter of 2006 and is furnishing a copy of the earnings release to the Securities and Exchange Commission under Item 2.02 of this Current Report on Form 8-K. In addition, the Company will discuss its financial results during a webcast and teleconference call Tuesday, November 21, 2006 at 11:00 a.m. (ET). To access the webcast and teleconference call, go to the Company's website at http://www.orbcomm.com.

The press release is attached herewith as Exhibit 99 and is incorporated herein by reference.

EBITDA is defined as earnings before interest income (expense), provision for income taxes and depreciation and amortization. EBITDA is not a performance measure calculated in accordance with generally accepted accounting principles, or GAAP.

While the Company considers EBITDA to be an important measure of operating performance, it should be considered in addition to, and not as a substitute for, or superior to, net loss or other measures of financial performance prepared in accordance with GAAP and may be different than EBITDA measures presented by other companies.

The Company believes EBITDA is useful to its management and investors in evaluating its operating performance because:

      o it is one of the primary measures used by the Company to evaluate the economic productivity of its operations, including its ability to obtain and maintain its customers, its ability to operate its business effectively, the efficiency of its employees and the profitability associated with their performance; and

      o it helps the Company's management and investors to meaningfully evaluate and compare the results of its operations from period to period on a consistent basis by removing the impact of its financing transactions and the depreciation and amortization impact of capital investments from its operating results.

In addition, the Company's management uses EBITDA in presentations to the Company's board of directors to enable it to have the same measurement of operating performance used by management and for planning purposes, including the preparation of the Company's annual operating budget.

There are material limitations to using a measure such as EBITDA, including the difficulty associated with comparing results among more than one company and the inability to analyze certain significant items, including depreciation and interest income (expense), that directly affect its net loss. The Company compensates for these limitations by considering the economic effect of the excluded expense items independently as well as in connection with its analysis of net loss.


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Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

         99     Press Release of the Company dated November 21, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ORBCOMM Inc.


                                   By /s/ Robert G. Costantini
                                      -----------------------------------------
                                      Name:  Robert G. Costantini
                                      Title: Executive Vice President and Chief
                                               Financial Officer


Date:  November 21, 2006



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                                  EXHIBIT INDEX

   Exhibit
   Number                    Description of Exhibit
   -------                   ----------------------

     99         Press Release of the Company dated November 21, 2006.



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